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                                                                   EXHIBIT 10.8E



                CONFIDENTIAL TREATMENT REQUESTED BY ABGENIX, INC.

                   AMENDMENT NO. 5 TO COLLABORATION AGREEMENT

        This Amendment to Collaboration Agreement (the "Amendment"), effective as of November __, 1997, (the "Amendment Effective Date"), is made by and between Xenotech, L.P., a California limited partnership ("XT"), Abgenix, Inc. ("ABX"), a Delaware corporation and wholly-owned subsidiary of Cell Genesys Inc., ("CGI"), and JT Immunotech USA Inc., a New York corporation ("JT Immunotech"), and amends that certain Collaboration Agreement originally entered into by JT Immunotech, XT, and CGI (and subsequently assigned from CGI to ABX) effective as of June 28, 1996 (the "Collaboration Agreement"), as amended by that certain Amendment No. 1 to Collaboration Agreement, dated as of June 30, 1993 ("Amendment No. 1"), that certain Amendment No. 2 to Collaboration Agreement, dated as of January 1, 1994 ("Amendment No. 2"), that certain Amendment No. 3 to Collaboration Agreement, dated as of July 1, 1995 ("Amendment No. 3"), and that certain Amendment No. 4 to Collaboration Agreement, dated as of June 28, 1996 ("Amendment No. 4").


                                    RECITALS

A. XT is a limited partnership formed in June 1991 by JT Immunotech, a wholly-owned indirect subsidiary of Japan Tobacco Inc. ("JTI"), and CGI to research, develop, use, modify, make, have made, sell and otherwise dispose of certain products and hold the rights to certain technology relating to human monoclonal antibodies derived from transgenic mice;

B. CGI has assigned all of its rights and any obligations under the Collaboration Agreement, and various other agreements, to its wholly-owned subsidiary ABX; and

C. The parties desire to amend the Collaboration Agreement to facilitate research, development and commercialization of therapeutic products for gene therapy developed through use of certain technology relating to human monoclonal antibodies derived from transgenic mice.

NOW THEREFORE, it is agreed by and between the parties to amend the Collaboration Agreement as follows:

1. All capitalized terms not defined in this Amendment shall have the meanings given to them in the Collaboration Agreement.

2.    Section 1.6 is amended to read in its entirety as follows:

      1.6 "Licensed Product" shall mean Monoclonal Antibodies, Genetic Material encoding such Monoclonal Antibodies or any fragment of such Monoclonal Antibodies, the Monoclonal Antibody-producing mouse, and any discrete product incorporating a Monoclonal Antibody or Genetic Material encoding a Monoclonal Antibody or any fragment of a Monoclonal Antibody.







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3.    The following new Sections 1.13 is added following Section 1.12 of the
      Collaboration Agreement:

      1.13 "Genetic Material" shall mean a nucleotide sequence, including DNA, RNA, and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment.

4. Exhibit B of the Collaboration Agreement is amended to read in its entirety as set forth in Amended Exhibit B attached hereto.

5. Exhibit F of the Collaboration Agreement is amended to read in its entirety as set forth in Amended Exhibit F attached hereto.

6. Except as specifically modified or amended hereby or by Amendment No. 1, Amendment No. 2, Amendment No. 3 or Amendment No. 4, the Agreement shall remain in full force and effect and, as so modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by the parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of California, without regard to the principles of conflicts of laws.

      IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.


ABGENIX, INC.                                  JT IMMUNOTECH USA, INC.

By      /s/ R. Scott Greer                     By     /s/ Noriaki Okubo
   ------------------------------                 ------------------------------

Name    R. Scott Greer                         Name     Noriaki Okubo
     ----------------------------                   ----------------------------

Title     President and CEO                    Title     President
      ---------------------------                    ---------------------------

Date                                           Date
     ----------------------------                   ----------------------------


XENOTECH, INC. (as General Partner of XENOTECH, L.P.)


By      /s/ Noriaki Okubo                      By     /s/ Raymond M. Withy
   ------------------------------                 ------------------------------

Name    Noriaki Okubo                          Name    Raymond M. Withy
     ----------------------------                   ----------------------------

Title     President and CEO                    Title    Chairman
      ---------------------------                    ---------------------------

Date                                           Date
     ----------------------------                   ----------------------------



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                                    Exhibit B





Docket No.     Filing Date         Serial No.        Title        Inventors

  [***]






















[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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                                    Exhibit B





Docket No.     Filing Date         Serial No.        Title        Inventors

  [***]
























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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                                    Exhibit F

                                      [***]

























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.





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                                    Exhibit F

                                     [***]
























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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                                    Exhibit F

                                     [***]
























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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                                    Exhibit F

                                     [***]
























[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.